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                                                                    EXHIBIT 23.4



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the use of our firm under the caption "Experts" and to the use of our report dated December 20, 1996, with respect to the combined financial statements of the Selected Systems of Horizon Cellular Telephone Company, L.P. included in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-71051) and related Prospectus of Dobson/Sygnet Communications Company for the registration of $200,000,000 of its Senior Notes.



Cleveland, Ohio
April 2, 1999